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                                                                    Exhibit 32.2


              Certification of Chief Financial Officer Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


            In connection with the Annual Report of Buckeye Partners, L.P. (the "Partnership") on Form 10-K for the annual period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven C. Ramsey., Chief Financial Officer of the Partnership's General Partner, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.





Date: March 11, 2004                STEVEN C. RAMSEY
                                    --------------------------------------------

                                    Steven C. Ramsey
                                    Senior Vice President, Finance
                                    And Chief Financial Officer
                                    Buckeye Pipe Line Company
                                    as General Partner of Buckeye Partners, L.P.